UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 13, 2020

Evans Bancorp, Inc.
_______________________________________
(Exact Name of Registrant as Specified in Charter)

New York	001-35021	161332767
______________________________ (State or Other Jurisdiction	_______________ (Commission	___________________ (I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Grimsby Drive, Hamburg, New York		14075
_____________________________________________ (Address of Principal Executive Offices)		____________ (Zip Code)

Registrant’s Telephone Number, Including Area Code:	716-926-2000

Not Applicable
____________________________________________________
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm

Effective March 13, 2020, KPMG LLP (“KPMG”) declined to stand for reappointment as independent registered public accounting firm of Evans Bancorp, Inc. (the “Company”).

KPMG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the fiscal years ended December 31, 2019 and 2018 and during the subsequent interim periods through the date of this report, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG’s reports on the Company’s financial statements for such fiscal years. For the fiscal years ended December 31, 2019 and 2018 and during the subsequent interim periods through the date of this report, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KPMG provide the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated March 13, 2020, furnished by KPMG in response to that request, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 13, 2020, the Audit Committee of the Company’s Board of Directors appointed Crowe LLP (“Crowe”) as the Company’s new independent registered public accounting firm, effective immediately.

For the fiscal years ended December 31, 2019 and 2018 and during the subsequent interim periods through March 13, 2020, neither the Company nor anyone acting on behalf of the Company had consulted Crowe regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Crowe provide a written report or oral advice to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 – Letter to the SEC from KPMG LLP dated March 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

March 13, 2020	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and Chief Executive Officer